                                                   -------------------

                                                       Hansberger
                              [LOGO OF HAWSBERGER  -------------------
                              INSTITUTION]            Institutional
                                                         Series
                                                   -------------------

                              SEMI-ANNUAL REPORT
                              June 30, 1999
                              International Fund
                              Emerging Markets Fund

                            LETTER TO SHAREHOLDERS

July 30, 1999

Dear Fellow Shareholder:

  Adherence to our disciplined, value-oriented investment process resulted in favorable outperformance during the first six months of 1999. Investor's fascination with momentum stocks waned as concerns over the Federal Reserve's interest rate policy caused investors to re-examine valuations and real earnings prospects. Accordingly, attention has grown toward investments in Asia and in sectors that have suffered from the deterioration of commodity prices. Your portfolios have been positioned in these areas on a stock by stock basis and have benefited accordingly. We continue to see the greatest investment opportunities among stocks in Asia (including Japan), commodity sensitive and energy related stocks, shares of world class companies based in emerging economies, mid-capitalization stocks and other out-of-favor stocks whose prices we feel have discounted the worst investor expectations.

  A significant contributor to the strong performance of your portfolios this year has been investments in Asia. The initial economic crisis which started with the devaluation of the Thai baht two years ago and spread around the world (mainly in the emerging markets) has come almost full circle with economic growth estimates for many of these countries being upgraded. These revisions are most notable in the Asian economies where interest rates have fallen, current account deficits have turned to surpluses and currencies have strengthened. In many instances, the turnaround in economic forecasts translates to more favorable expectations for stock performance. This recovery is also positively affecting many of our non-Asian investments that conduct business in the region. We continue to find investment opportunities in Asia in several consumer oriented companies which will benefit as consumer confidence and consumption recovers in these markets. We have maintained our earlier investments in financial service stocks, despite their very strong performance, as their earnings will benefit from the restructuring of these economies. Essentially we are experiencing the best of both worlds in emerging Asia as many of the stocks have characteristics that appeal to both the value and growth investor. From a value investor's standpoint, many of these stocks are still undervalued relative to their long term normalized earnings and at the same time the growth investor is attracted to them because of their strong earnings growth expectations over the next couple of years. A recent Morgan Stanley study showed that if the return on equity ("ROE"), of stocks in their emerging markets universe returned to their historical level of 10% from 6% currently over the next three years, this would equate to annualized earnings growth of 19% over the same period.

  An area of increasing emphasis for Hansberger Global Investors, Inc. ("HGI") is Japan. Our extensive due diligence on Japanese companies leaves us encouraged and as a result we have increased our holdings in Japanese stocks significantly. In meeting with the management of dozens of companies we are hearing more about increasing profitability (with many companies using ROE as the financial measurement yardstick) and further restructuring of inefficient balance sheets. This is a reversal from the more traditional Japanese focus of increasing market share at any cost. Much of this restructuring is being driven by the introduction of international accounting standards over the next three years, as companies will begin reporting fully consolidated accounts and cash flow statements, and by the entry of foreign competition into its once closed market. In addition to these company specific measures, the Japanese Government is now helping by reducing corporate tax rates. The Government has also made serious strides in banking reform over the past three years and has pushed for full disclosure of problem loans to the extent that over 55 trillion Yen (USD$450bn at current exchange rates) have been written off. More recently the Government has introduced new tax legislation to exempt future sales of cross-holdings from capital gains taxes to further assist the banking system. The Japanese Government has backed up reform with imprisonment and public disgrace for those bank managements who do not comply within this grace period. Several HGI analysts have just returned from a research trip to Japan where they visited several Japanese banks. During this trip, we confirmed our belief that the Japanese banking system is on the mend and they identified many similarities to the Anglo-Saxon banking crisis of the early 1990's.

  We recently visited with a number of government agencies in Shanghai and Beijing to study the current state of the Chinese economy and the potential influence on our portfolio investments. Our goal was to identify the main challenges facing the economy over the next several years and to analyze the potential impact on the companies in which we invest. Chief among these challenges is reversing the deflationary environment and the restructuring of the banking system and the economy. China has effectively been in a deflationary environment for over a year; CPI for the first quarter of 1999 was -2.2% with no noticeable improvement in the second quarter. Part of the problem is declining food prices due to a bumper harvest, as food accounts for about 50% of China's CPI basket. However, the main contributor is low consumer spending, as people prefer to save as they face a slow economy and uncertain job prospects. The only positive about deflation is that the real exchange rate has declined implying that, on a real basis, the currency is already being devalued. This has allowed many exporters to quote prices of their products at levels approximately 10% below last year, as prices of their inputs have declined as well. So far, the Chinese Government has been trying to stimulate consumption by keeping a loose monetary policy and lowering interest rates. We still feel that there is currently no fundamental reason for a devaluation of the Renminbi as long as the balance of payments surplus continues. However, from a political standpoint, we feel the risks of a devaluation next year following China's likely admission to the World Trade Organization ("WTO") have increased. A gradual devaluation of 10-15% is the most likely scenario, and we feel a devaluation of this amount will not set off a round of further devaluation in Asia.

  As a result of our recent trip to China, we sensed that the Chinese Government is cognizant of these problems and is formulating policies to address these challenges. Accordingly, we are encouraged by China's likely entry into WTO this year, and we expect that the initial flow of Foreign Direct Investment ("FDI") will help alleviate any short-term pain China will feel in terms of bankruptcies and higher unemployment. Longer term, the benefits of WTO membership will become evident as Chinese companies become more efficient and productive. Further supporting our view is the initial recovery in other Asian economies and the resulting beneficial effect on China.

  Our doubts over "Europhoria" were manifested during the first half of the year with the Euro falling 13% versus the U.S. Dollar, contributing to the disappointing relative and absolute performance of European equity markets during this period when measured in U.S. dollars. Near-term we expect the Euro to test parity with the U.S. Dollar and perhaps overshoot, but longer-term we see support for the currency partly attributable to the substantial U.S. trade deficit and European trade surplus. Despite these macroeconomic uncertainties, the valuations of many European stocks have been extended and your portfolios' representation in Europe has been underweight versus our peers. Last year we lowered our exposure to the large cap "Euro--11" companies and focused on investments in the Nordic countries, the U.K., European cyclicals, and mid cap stocks in Europe. Many of these investments have served us well this year as they have recovered with the rebound in commodity prices and their export sales have benefited from the lower Euro. According to the International Monetary Fund ("IMF"), non-Japan Asia is the most intensive consumer of commodities in the world accounting for 65% of the growth in worldwide consumption prior to the Asian crisis. Many European cyclicals have heavy sales exposure to emerging markets and will benefit from their recovery. At the same time, many global commodity-producing companies have continued to shutter capacity and rationalize existing operations. We have also started to see activity in mid capitalization European stocks in the form of mergers and acquisitions. A recent JP Morgan study showed that in the first four months of 1999 there were $450 billion of mergers & acquisitions ("M&A"), 77% more than in the same period of 1998; and they expect $1.3 trillion of M&A in 1999, 50% more than last year. Additionally, the number of venture capital and leveraged buy-out ("LBO") funds targeting European investments has trebled over the last three years. The advent of the Euro is a driving force for further restructuring and consolidation of European industries that we feel has a long way to go. We continue to remain positive on emerging European companies given their exciting earnings prospects, overly depressed valuations, and their potential for future EU membership.

  The S&P 500 has continued its upward trend, but a market rotation from growth to value stocks started in April in response to expectations for tighter Fed policy. The effect on growth stocks from rising interest rates is similar to that on a long duration bond; earnings start to matter and earnings multiples are put in check. As a result of this volatility, we have identified some new investment opportunities in the U.S. in companies that have disappointed with short-term earnings but where we feel the long-term story is still in place. We continue to avoid large-cap growth stocks that are commanding unprecedented valuations but instead are focusing on leading companies in out-of-favor industries and quality mid-cap issues where an attractive combination of earnings growth and valuation exists. We believe that the firming of interest rates could be a catalyst for further rotation into more value-oriented companies. We do not feel that near term U.S. interest rate policy will have a negative effect on Asia as many of these markets have effectively "delinked" themselves from the U.S. dollar over the last two years and several of these markets already have high real interest rates and strong current account surpluses. For example, Hong Kong currently has -3% inflation and 6% interest rates. Elsewhere in North America, Canada posted strong first half performance on the back of recovering commodity prices and a stronger currency.

  We appreciate the confidence that you have placed in our firm and your ongoing support. Please call us should you have any questions or comments or desire elaboration on any of the above topics.

                                      For the Hansberger Institutional Series
                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                                      Charles F. Gulden, CFA
                                      Senior Vice President of Research
                                      Hansberger Global Investors, Inc.

                          PORTFOLIO MANAGEMENT REVIEW

                              INTERNATIONAL FUND

Market conditions during the six months ended June 30, 1999

  During the first half of 1999, the economic recovery in Asia helped boost local markets with a spillover effect into other developing markets worldwide. After roughly 18 months of negative stock market performance, markets throughout Asia began rising during the fourth quarter of 1998. The solid performance lost a little ground during the first quarter of this year but rallied throughout the second quarter. The most notable market gains in Asia occurred in economies where interest rates fell significantly, currencies appreciated off their lows, and current account deficits turned to surplus. For example, index performance (MSCI country index) for the first half of 1999 in Korea, Singapore and Thailand was 77.9%, 33.5% and 58.3%, respectively.

  The Japanese index (MSCI country index) returned a respectable 20.7% during the first half of 1999. The positive changes due to economic reform and fundamental improvements at the company level are becoming more visible to investors. After a period of negative growth, GDP in Japan rose 1.9% in the first quarter. A corporate tax-rate reduction and enhanced corporate disclosure requirements should help improve the global competitive position of Japanese companies. In addition, if the recent banking reform, which appears to contain the appropriate remedy to cure the banking crisis, is successful, the Japanese market may continue its ascent.

  European markets were not as generous, on the whole, as Asian markets. The newly introduced Euro lost 13% versus the dollar during the first half of the year. Fortunately, as valuations for many European companies expanded at rates that we thought were unsustainable, we began to pare back our European exposure. The positive contributors in index performance came mostly from the commodity-driven economies in the Nordic region. First half index performance (MSCI country index) in Finland, Norway and Sweden was 28.5%, 10.4% and 19.5%, respectively.

Fund performance during the six months ended June 30, 1999

  The Fund's total return for the half year ending June 30, 1999, was 20.4% versus the MSCI EAFE Index return of 4.1% for the same period. The primary factors affecting performance were the Fund's exposure to developing markets and its overweight position in Asia. Your Fund began the year with a 35.5% exposure to the Far East. With market appreciation and additional purchases, that exposure grew to 44.2% by the end of June. The additional boost to performance came from the reduction in exposure to European stocks from 52.0% to 44.1% over the same period.

Market Outlook

  After a prolonged rally in high multiple growth stocks, we believe that company fundamentals and valuations have reemerged as the determinant factors in stock performance. Our commitment to investing in quality companies in downtrodden markets and industries paid off in the first half of 1999 and we expect movement in the same direction to continue throughout the rest of the year. We maintain our favorable outlook on events in Asia but we will continue to search for the ever-increasing value ideas throughout the rest of the world.

  Thank you for your interest and investment in the International Fund. The analysts and portfolio managers at Hansberger Global Investors look forward to serving you with our proven approach to international investing.

                                      For the International Fund Team
                                      James E. Chaney
                                      Chief Investment Officer
                                      Hansberger Global Investors, Inc.

                                    [GRAPH]
                      International Fund            MSCI EAFE Index
12/31/96                  10,000                        10,000
 1/31/97                  10,178                         9,652
 2/28/97                  10,366                         9,813
 3/31/97                  10,247                         9,851
 4/30/97                  10,326                         9,905
 5/31/97                  10,642                        10,552
 6/30/97                  11,087                        11,136
 7/31/97                  11,413                        11,319
 8/31/97                  10,894                        10,476
 9/30/97                  11,354                        11,065
10/31/97                  10,376                        10,217
11/30/97                   9,881                        10,115
12/31/97                   9,854                        10,206
 1/31/98                   9,924                        10,675
 2/28/98                  10,578                        11,362
 3/31/98                  11,112                        11,715
 4/30/98                  11,132                        11,810
 5/31/98                  10,669                        11,756
 6/30/98                  10,065                        11,847
 7/31/98                  10,113                        11,970
 8/31/98                   8,315                        10,490
 9/30/98                   8,002                        10,171
10/31/98                   8,871                        11,234
11/30/98                   9,214                        11,812
12/31/98                   9,165                        12,281
 1/31/99                   9,145                        12,247
 2/28/99                   8,828                        11,958
 3/31/99                   9,431                        12,460
 4/30/99                  10,657                        12,968
 5/31/99                  10,351                        12,303
 6/30/99                  11,035                        12,786

This graph compares the Fund's performance with the MSCI Europe Australia Far East ("EAFE") Index, a broad-based unmanaged index that represents the general performance of international equity markets. Total returns for the Fund and the index include reinvestment of all dividends and capital gains. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                          PORTFOLIO MANAGEMENT REVIEW

                             EMERGING MARKETS FUND

Market conditions during the six months ended June 30, 1999

  The first half of the current year 1999 saw the acceleration of the progress made in most emerging markets from 4Q 1998. Most countries continued to reflate their economies, lower interest rates, increase their export surpluses, and yet maintain foreign exchange stability. In many countries, the foreign exchange rates actually strengthened substantially (e.g., Indonesia Rupiah +56% from its low) as positive moves on the political front accentuated economic gains.

  A lot of the nervousness effected by the devaluation of the Brazilian Real in early January, 1999 disappeared within days and stock markets in the Latin American region rebounded sharply from the January lows. The reason for this "buy on a devaluation" mentality may be that money managers have learned from the experiences of Thailand and Korea that a financial crisis may actually be a time to buy into the stock markets of troubled countries. As an asset class, the emerging market countries have many long term solid positive factors such as the low cost of labor, relatively high educational levels, a wealth of minerals and natural resources, and the basic desire to grow out of relative poverty. Positive fund flows from banking and multinational sources bolster the case for long term equity investors to seek investment opportunities in these markets.

Fund performance for the six months ended June 30, 1999

  The Fund's total return was 45.7% for the six months ended June 30, 1999 ahead of the 39.9% returned by the MSCI Emerging Market Free Index. The Fund's investments benefited from positive news flow and money flows towards emerging markets in general, an orientation towards larger cap stocks, and the relatively high Asian exposure in the portfolio.

Market outlook

  With Japan looking like it may be in a recovery phase, the Asian economies should receive a fairly powerful boost. If the U.S. economy, still strong by all indications, falters then a strong Japan could buy up Asian exports to the benefit of Asian companies. We believe that Indonesia, Malaysia, and Thailand will perform better within an Asian context as their economies show stronger signs of recovery and attract more capital. Latin American economies have slowed during the past two months as investors review the recent tax and budget reforms that have been proposed in Argentina and Brazil. Mexico continues to be powered by its link with a strong U.S. economy. Russia has again received a vote of confidence although much needs to be done. Within Eastern Europe, macro economic policies are being driven by a desire to be closer to the Euro-zone nations rather than to part of the Russia-CIS bloc. Increased multinational investments in Slovakia and the resolution of the Kosovo conflict have given comfort to long-term investors. As Japan was a driver for Asia's economic performance, growth in Germany and the Euro-zone will be the engine for long-term sustainable growth for much of Eastern Europe.

  We recognize the strong performance that these markets have had in the past few quarters, but note the low levels from which they are rebounding. With capital flows being driven by relatively shorter time horizons, the volatility of the recent past may indeed be the norm for the future. There could still be crises in many of these regions in the future, but our long-term objective to find value in these unique areas of the world continues. Our team will continue to strive to balance the risks with the opportunities and the rewards of investing in the emerging markets.

                                      For the Emerging Markets Fund Team
                                      Thomas L. Hansberger, CFA
                                      Chairman & CEO
                                      Hansberger Global Investors, Inc.

                                    [GRAPH]
                   Emerging Markets Fund            MSCI EAFE Index
12/30/96                  10,000                        10,000
 1/31/97                  10,375                        10,682
 2/28/97                  10,623                        11,140
 3/31/97                  10,356                        10,847
 4/30/97                  10,375                        10,866
 5/31/97                  10,603                        11,177
 6/30/97                  11,215                        11,775
 7/31/97                  11,947                        11,951
 8/31/97                  11,334                        10,430
 9/30/97                  11,483                        10,719
10/31/97                   9,753                         8,960
11/30/97                   8,647                         8,633
12/31/97                   8,489                         8,841
 1/31/98                   7,720                         8,148
 2/28/98                   8,579                         8,999
 3/31/98                   8,759                         9,389
 4/30/98                   8,679                         9,287
 5/31/98                   7,570                         8,014
 6/30/98                   6,671                         7,173
 7/31/98                   6,701                         7,401
 8/31/98                   4,754                         5,261
 9/30/98                   4,934                         5,595
10/31/98                   5,553                         6,184
11/30/98                   6,152                         6,698
12/31/98                   5,924                         6,601
 1/31/99                   6,004                         6,495
 2/28/99                   5,793                         6,558
 3/31/99                   6,405                         7,422
 4/30/99                   7,668                         8,340
 5/31/99                   7,627                         8,292
 6/30/99                   8,630                         9,233

This graph compares the Fund's performance with the MSCI Emerging Markets Free Index, a broad-based unmanaged index that represents the general performance of equity markets in developing markets. Total returns for the Fund and the index include reinvestment of all dividends and capitalizations. The index does not include commissions or fees that an investor purchasing the securities in the index would pay. Past performance is no guarantee of future results, and the investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Although the investment characteristics of the index are similar to those of the Fund, the securities owned by the Fund and those composing the index are likely to be different, and any securities that the Fund and the index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the index.

                               International Fund

 Portfolio of Investments
 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and Preferred Stocks - 97.1%
            Australia - 2.2%
    300,491 Broken Hill Proprietary Co. .........................   $  3,467,516
    244,090 National Australia Bank Ltd. ........................      4,023,824
                                                                    ------------
                                                                       7,491,340
                                                                    ------------
            Austria - 3.0%
     43,816 Bank Austria AG......................................      2,307,343
     43,000 Boehler-Uddeholm AG..................................      2,130,731
     12,500 EVN AG...............................................      1,830,187
     43,450 VA Technologie AG....................................      3,941,313
                                                                    ------------
                                                                      10,209,574
                                                                    ------------
            Brazil - 1.4%
     55,000 Companhia Vale do Rio Doce S.A. ADR..................      1,091,965
     17,000 Telebras HOLDRs......................................      1,533,188
     95,000 Unibanco - Uniao de Bancos Brasileiros S.A. GDR......      2,285,937
                                                                    ------------
                                                                       4,911,090
                                                                    ------------
            Canada - 3.4%
     75,000 Alcan Aluminium Ltd. ................................      2,395,313
    888,000 Methanex Corp.(a)....................................      3,373,448
    269,300 Moore Corp. Ltd. ....................................      2,255,388
    470,000 Nexfor, Inc. ........................................      2,901,431
     95,100 Primex Forest Products Ltd. .........................        754,813
                                                                    ------------
                                                                      11,680,393
                                                                    ------------
            Chile - 0.5%
     30,000 Cia. de Telecomunicaciones de Chile S.A. ADR.........        742,500
     32,500 Genesis Chile Fund PTD Shares........................      1,023,750
                                                                    ------------
                                                                       1,766,250
                                                                    ------------
            China - 0.5%
    302,000 Shandong Huaneng Power Co., Ltd. ADR.................      1,566,625
                                                                    ------------
            Croatia - 0.7%
    161,000 Pliva d.d. GDR(c)....................................      2,394,730
                                                                    ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Czech Republic - 2.5%
    573,100 Komercni Banka A.S., GDR(a)..........................   $  3,596,203
     77,000 Skoda Plzen A.S.(a)..................................        325,386
  1,263,500 The Czech Power Co. (Caske Energeticke Zavedy)(a)....      2,584,472
    116,135 Zivnobanka-Investicni Fond(a)........................      2,033,440
                                                                    ------------
                                                                       8,539,501
                                                                    ------------
            Denmark - 0.6%
     31,100 Unidanmark A/S, Class A - Registered.................      2,072,988
                                                                    ------------
            Finland - 1.2%
    242,000 Fortum Oyj(a)........................................      1,171,919
    249,800 Kemira Oyj...........................................      1,511,469
    185,000 Metsa Serla Oyj, Class B.............................      1,574,013
                                                                    ------------
                                                                       4,257,401
                                                                    ------------
            France - 3.7%
     31,209 Banque Nationale de Paris............................      2,603,758
     25,000 Elf Aquitaine S.A. ..................................      3,673,282
     80,000 Rhone-Poulenc S.A., Class A..........................      3,660,168
     55,500 Scor.................................................      2,756,433
                                                                    ------------
                                                                      12,693,641
                                                                    ------------
            Germany - 3.2%
     81,000 BASF AG..............................................      3,562,903
    100,500 Bulfinger & Berger Bau AG............................      2,480,124
     45,000 Veba AG..............................................      2,657,773
      4,525 Viag AG..............................................      2,102,521
                                                                    ------------
                                                                      10,803,321
                                                                    ------------
            Hong Kong - 6.9%
    410,000 Dao Heng Bank Group Ltd. ............................      1,839,063
  5,200,000 Giordano Holdings Ltd. ..............................      3,686,375
     67,000 HSBC Holdings plc....................................      2,443,963
    446,000 Hutchison Whampoa Ltd. ..............................      4,038,449
  1,003,248 Jardine Matheson Holdings Ltd. ......................      5,016,240
 15,974,000 Pacific Ports Co., Ltd. .............................      2,491,337
  5,135,000 Swire Pacific Ltd., Class B..........................      3,838,856
                                                                    ------------
                                                                      23,354,283
                                                                    ------------

 Portfolio of Investments
 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and Preferred Stocks (continued)
            India - 0.6%
    283,100 Jardine Fleming India Fund(a)........................   $  1,981,700
                                                                    ------------
            Indonesia - 0.9%
  1,544,000 PT Indostat..........................................      2,943,076
                                                                    ------------
            Italy - 1.8%
    295,000 Burgo (Cartiere) S.p.A. .............................      1,894,618
    441,000 Societa Assicuratrice Industriale - SAI S.p.A. RNC...      2,322,299
    378,625 Telecom Italia S.p.A. RNC............................      2,056,385
                                                                    ------------
                                                                       6,273,302
                                                                    ------------
            Japan - 13.8%
    135,000 Aoyama Trading Co., Ltd. ............................      4,266,567
    411,000 Ataka Construction & Engineering.....................      1,805,584
    334,400 Daito Trust Construction Co. ........................      3,734,922
    140,000 Daiwa House Industry Co., Ltd. ......................      1,474,477
    778,000 Daiwa Securities Co., Ltd. ..........................      5,149,334
    860,000 Dowa Fire & Marine Insurance Co. ....................      2,860,263
    396,000 Hitachi Ltd. ........................................      3,718,540
    545,000 Kyudenko Corp. ......................................      3,120,212
  1,980,000 Marubeni Corp. ......................................      4,144,453
  1,055,000 Nippon Fire & Marine Insurance Co. ..................      3,578,638
    144,000 Nishimatsu Construction Co., Ltd. ...................        826,806
         70 NTT Mobile Communications Network, Inc. .............        949,781
        280 NTT Mobile Communications Network, Inc.(a)...........      3,752,792
    129,000 Sankyo Co., Ltd. ....................................      3,255,150
    108,000 Yamanouchi Pharmaceutical Co., Ltd. .................      4,137,007
                                                                    ------------
                                                                      46,774,526
                                                                    ------------
            Korea - 3.3%
    320,000 Korea Fund, Inc.(a)..................................      4,760,000

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Korea (continued)
     37,500 Pohang Iron & Steel Co., Ltd.(b).....................   $  4,505,022
        460 Sindo Ricoh Ltd. ....................................         24,639
      1,325 SK Telecom Co., Ltd.(b)..............................      1,800,913
                                                                    ------------
                                                                      11,090,574
                                                                    ------------
            Malaysia - 3.2%
  1,645,000 Malakoff Bhd. .......................................      4,153,625
  2,030,000 Malayan Banking Bhd. ................................      5,785,500
    331,000 O.Y.L. Industries Bhd. ..............................        844,050
                                                                    ------------
                                                                      10,783,175
                                                                    ------------
            Mexico - 1.4%
     65,000 Panamerican Beverages, Inc., Class A.................      1,547,813
     42,000 Telefonos de Mexico S.A., Class L, ADR...............      3,394,125
                                                                    ------------
                                                                       4,941,938
                                                                    ------------
            Netherlands - 3.2%
     88,353 Ahrend N.V. .........................................      1,537,200
     51,800 Ballast Nedam Preferred N.V. ........................      1,374,587
     10,100 Eriks Holdings N.V. .................................        537,079
    320,000 European Vinyl Corp. International N.V. .............      2,709,400
     62,000 KPN N.V. ............................................      2,912,812
     71,475 Koninklijke Pakhoed N.V. ............................      1,697,428
                                                                    ------------
                                                                      10,768,506
                                                                    ------------
            New Zealand - 4.6%
  2,237,000 Air New Zealand Ltd., Class B........................      4,624,743
  3,225,000 Carter Holt Harvey Ltd. .............................      3,863,627
    952,100 Fisher & Paykel Industries Ltd. .....................      3,028,243
  1,564,900 Fletcher Challenge Energy............................      4,247,306
                                                                    ------------
                                                                      15,763,919
                                                                    ------------
            Norway - 1.9%
    129,700 Bergesen d.y. ASA, Class B...........................      1,839,073
    172,100 Odfjell ASA..........................................      2,451,224

 Portfolio of Investments
 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and Preferred Stocks (continued)
            Norway (continued)
    110,000 Sparebanken NOR......................................   $  2,056,336
                                                                    ------------
                                                                       6,346,633
                                                                    ------------
            Peru - 0.7%
    317,000 Banco Wiese ADR......................................        376,438
    140,000 Southern Peru Copper Corp. ..........................      2,021,250
                                                                    ------------
                                                                       2,397,688
                                                                    ------------
            Philippines - 1.7%
    115,000 Philippine Long Distance Telephone Company...........      3,512,837
    808,000 Philippine National Bank(a)..........................      2,191,547
                                                                    ------------
                                                                       5,704,384
                                                                    ------------
            Poland - 1.2%
     95,080 Bank Rozwoju Eksportu S.A. ..........................      2,987,883
    140,000 Telekomunikacja Polska S.A. GDR(a,c).................        987,000
                                                                    ------------
                                                                       3,974,883
                                                                    ------------
            Portugal - 0.4%
     40,500 Electricidade de Portugal, S.A. ADR..................      1,452,938
                                                                    ------------
            Russia - 1.5%
     60,000 Lukoil Oil Co. ADR...................................      2,376,000
  2,237,300 Novorossiysk Sea Shipping(b).........................         11,186
     19,000 Oskolcement(a,b).....................................          5,700
    285,500 Rostelecom ADR(a)....................................      2,801,469
                                                                    ------------
                                                                       5,194,355
                                                                    ------------
            Singapore - 2.4%
    613,000 City Developments Ltd. ..............................      3,924,986
    587,000 United Overseas Bank Ltd. ...........................      4,103,328
                                                                    ------------
                                                                       8,028,314
                                                                    ------------
            Slovakia - 0.6%
     31,500 Nafta Gbely A.S. ....................................        369,295
    236,500 Slovakofarma A.S. GDR(c).............................        833,662

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------

            Slovakia (continued)
    202,010 Vychodoslovenske Zeleziarne (VSZ) A.S.(a)...........   $    829,364
                                                                   ------------
                                                                      2,032,321
                                                                   ------------
            Slovenia - 0.7%
    195,000 SKB Banka GDR(c)....................................      2,383,875
                                                                   ------------
            South Africa - 1.4%
     48,752 AngloGold Ltd. .....................................      2,100,509
    796,000 Standard Bank Investment Corp., Ltd. ...............      2,631,568
                                                                   ------------
                                                                      4,732,077
                                                                   ------------
            Spain - 3.7%
     75,000 Catalina Occidente S.A. ............................      1,610,771
    235,000 Iberdrola S.A. .....................................      3,583,915
    188,000 Repsol S.A. ........................................      3,843,549
     72,327 Telefonica S.A.(a)..................................      3,488,347
                                                                   ------------
                                                                     12,526,582
                                                                   ------------
            Sweden - 3.6%
    320,000 ABB AB, B Shares....................................      4,250,797
    214,500 Assidoman AB........................................      3,241,941
     79,603 AstraZeneca Group plc...............................      3,111,181
    104,500 Getinge Industrier AB, B Shares.....................      1,548,560
                                                                   ------------
                                                                     12,152,479
                                                                   ------------
            Switzerland - 1.9%
      3,400 Forbo Holdings AG -- Registered.....................      1,354,128
      3,800 Schweizerische Lebensversicherungs und
             Rentenanstalt......................................      2,304,440
      9,100 UBS AG..............................................      2,721,145
                                                                   ------------
                                                                      6,379,713
                                                                   ------------
            Thailand - 3.2%
  1,778,100 Bankok Bank Public Co. Ltd.(a)......................      6,652,509
        361 Thai International Fund IDR(a)......................      4,187,600
                                                                   ------------
                                                                     10,840,109
                                                                   ------------
            United Kingdom - 9.6%
  2,199,860 BICC plc............................................      3,175,227
    246,274 Cable & Wireless plc................................      3,140,923
    525,000 Enterprise Oil plc..................................      3,420,330

 Portfolio of Investments
 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                      Value
   Shares                                                           (Note A1)
-------------------------------------------------------------------------------

             Common and Preferred Stocks (continued)
             United Kingdom (continued)
     532,769 J Sainsbury plc....................................   $  3,361,690
     137,825 National Westminster Bank plc......................      2,924,213
     500,000 Nycomed Amersham plc...............................      3,478,302
     304,000 Powergen plc.......................................      3,280,110
     728,559 Rolls-Royce plc....................................      3,085,800
     380,718 Royal & Sun Alliance Insurance Group plc(a)........      3,417,231
   1,586,203 Storehouse plc.....................................      3,377,934
                                                                   ------------
                                                                     32,661,760
                                                                   ------------
             Total -- Common and Preferred Stocks
              (Cost $308,453,370)...............................    329,869,964
                                                                   ------------
             Rights - 0.0%
             Korea - 0.0%
         304 SK Telecom Co. Ltd. Rt.(a,b).......................        147,863
                                                                   ------------
             Total -- Rights (Cost $0)..........................        147,863
                                                                   ------------
    Face                                                              Value
   Amount                                                           (Note A1)
-------------------------------------------------------------------------------
             Convertible Bonds - 1.0%
             Singapore - 1.0%
 $18,000,000 Asia Pulp & Paper Finance VI
              Zero Coupon, 11/18/12.............................     $3,348,000
                                                                   ------------
             Total -- Convertible Bonds (Cost $2,997,754).......     $3,348,000
                                                                   ------------

    Face    Maturity                                                   Value
   Amount     Date                   Discount Rate                   (Note A1)
--------------------------------------------------------------------------------
            U.S. Government Obligations - 1.8%
            U.S. Treasury Bills - 1.8%
 $  296,000 07/22/99, 4.23%......................................   $    295,282
    249,000 07/29/99, 4.18%......................................        248,204
    403,000 08/05/99, 4.39%......................................        401,288
    888,000 08/12/99, 4.44%......................................        883,493
  2,649,000 08/26/99, 4.44%......................................      2,631,527
  1,410,000 09/09/99, 4.63%......................................      1,397,689
    181,000 09/23/99, 4.51%......................................        179,083
                                                                    ------------
            Total -- U.S. Government Obligations
             (Cost $6,035,651)....................................     6,036,566
                                                                    ------------
            TOTAL INVESTMENTS -- 99.9% (Cost $317,486,775)........   339,402,393
            Other Assets and Liabilities (Net) -- 0.1%............       189,027
                                                                    ------------
            NET ASSETS -- 100%....................................  $339,591,420
                                                                    ============

(a) Non-income producing securities.
(b) Fair valued securities - See Note A1. Total market value of fair valued securities owned at June 30, 1999 was $6,470,684 or 1.9% of net assets.
(c) 144A Security - Certain conditions for public sale may exist.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.
IDR International Depositary Receipt.

                             Emerging Markets Fund

 Portfolio of Investments
 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                     Value
   Shares                                                          (Note A1)
------------------------------------------------------------------------------

            Common and Preferred Stocks -90.1%
            Argentina - 0.8%
     71,000 Telefonica de Argentina S.A. ADR....................  $  2,227,625
                                                                  ------------
            Brazil - 6.8%
    110,000 Aracruz Celulose S.A. ADR...........................     2,420,000
     90,000 Companhia Energetica de Minas Gerais CEMIG S.A.
             ADR................................................     1,878,228
    160,600 Companhia Vale do Rio Doce S.A. ADR.................     3,188,536
    190,600 Petroleo Brasileiro S.A. ADR........................     2,934,878
     65,000 Tele Sudeste Celular Participacoes S.A. ADR.........     1,885,000
     24,050 Telebras HOLDRs ADR.................................     2,169,009
    100,000 Unibanco--Uniao de Bancos Brasileiros S.A. GDR......     2,406,250
    850,000 Usinas Siderurgicas de Minas Gerais S.A. --Usiminas
             Pfd. A Share.......................................     2,862,956
                                                                  ------------
                                                                    19,744,857
                                                                  ------------
            Chile - 1.7%
    127,000 Administradura de Fundos de Pensiones Provida ADR...     2,794,000
     84,948 Cia. de Telecomunicaciones de Chile S.A. ADR........     2,102,463
                                                                  ------------
                                                                     4,896,463
                                                                  ------------
            China - 3.4%
    200,000 Huaneng Power International, Inc. ADR...............     3,425,000
 27,634,000 Shanghai Petrochemical Co. Ltd., Class H............     6,518,209
                                                                  ------------
                                                                     9,943,209
                                                                  ------------

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Croatia - 1.3%
    253,000 Pliva d.d. GDR(c).....................................  $  3,763,147
                                                                    ------------
            Czech Republic - 0.8%
      4,273 Deza Valasske Mezirici A.S. ..........................        43,387
    345,500 Komercni Banka A.S., GDR(a)...........................     2,168,013
                                                                    ------------
                                                                       2,211,400
                                                                    ------------
            Greece - 1.4%
    146,666 Hellenic Telecommunication Organization S.A. .........     3,147,739
     42,000 Panafon Hellenic Telecom S.A.(a)......................     1,014,245
                                                                    ------------
                                                                       4,161,984
                                                                    ------------
            Hong Kong - 7.6%
    851,000 Citic Pacific Ltd. ...................................     2,714,802
    108,800 HSBC Holdings plc.....................................     3,968,704
    378,000 Hutchison Whampoa Ltd. ...............................     3,422,721
    992,949 Jardine Matheson Holdings Ltd. .......................     4,964,745
    901,000 SmarTone Telecommunications Holdings Ltd. ............     3,205,290
    329,500 Swire Pacific Ltd., Class A...........................     1,630,873
    700,000 Wing Hang Bank Ltd. ..................................     2,251,138
                                                                    ------------
                                                                      22,158,273
                                                                    ------------
            Hungary - 3.5%
    140,000 BorsodChem Rt. .......................................     3,388,428
    127,800 EGIS Rt. .............................................     3,061,426
     80,000 Matav Rt. ADR ........................................     2,200,000
     61,016 Pick Szeged Rt. ......................................     1,714,067
                                                                    ------------
                                                                      10,363,921
                                                                    ------------
            India - 2.6%
    110,000 Bajaj Auto Ltd. GDR(c)................................     1,804,000
    225,000 BSES Ltd. GDR(c)......................................     2,255,625
    240,000 Gujarat Ambuja Cements Ltd(c).........................     1,968,000
    150,000 Mahanagar Telephone Nigam Ltd. GDR(c).................     1,485,000
                                                                    ------------
                                                                       7,512,625
                                                                    ------------

 Portfolio of Investments
 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and Preferred Stocks (continued)
            Indonesia - 2.9%
  1,900,000 PT Indofood Sukses Makmur Tbk(a)......................  $  2,579,061
    191,600 PT Indosat ADR........................................     3,736,200
  1,000,000 PT Semen Gresik (Persero) Tbk. .......................     2,166,065
                                                                    ------------
                                                                       8,481,326
                                                                    ------------
            Israel - 1.9%
     60,000 ECI Telecom Ltd. .....................................     1,980,000
    150,000 Koor Industries Ltd. ADR..............................     3,506,250
                                                                    ------------
                                                                       5,486,250
                                                                    ------------
            Korea - 9.4%
     98,000 Korea Electric Power Corp. ...........................     4,072,398
     46,000 Korea Telecom Corp.(b)................................     3,052,095
     54,940 Pohang Iron & Steel Co., Ltd.(b)......................     6,600,157
     41,242 Samsung Electronics Co. ..............................     4,525,040
      5,000 Samsung Fire & Marine Insurance.......................     3,520,518
      1,020 Sindo Ricoh...........................................        54,635
      2,130 SK Telecom Co., Ltd.(b)...............................     2,895,052
    161,710 SK Telecom Co., Ltd. ADR..............................     2,749,070
                                                                    ------------
                                                                      27,468,965
                                                                    ------------
            Malaysia - 6.7%
    575,000 Malakoff Bhd. ........................................     1,451,875
  1,070,000 Malayan Banking Bhd. .................................     3,049,500
  1,600,000 Perusahaan Otomobil Nasional Bhd. ....................     3,520,000
  1,530,000 Road Builder (M) Holdings Bhd. .......................     2,792,250
  7,500,000 Technology Resources Industries Bhd. .................     5,812,500
    800,000 Telekom Malaysia Bhd. ................................     2,840,000
                                                                    ------------
                                                                      19,466,125
                                                                    ------------
            Mexico - 7.2%
    725,651 Cemex S.A. de C.V. CPO................................     3,588,596
    192,000 Cifra SA de CV. ADR V shares(a).......................     3,682,425

                                                                     Value
   Shares                                                          (Note A1)
------------------------------------------------------------------------------

            Mexico (continued)
  1,400,000 Grupo Casa Autrey S.A. de C.V.(a)...................  $    527,433
    560,000 Grupo Mexico S.A., Series B.........................     2,383,105
     95,500 Panamerican Beverages, Inc. ........................     2,274,094
     33,700 Telefonos de Mexico S.A., Class L ADR...............     2,723,381
    300,000 Transpotacion Martima Mexicana S.A. de C.V., Class
             A, ADR(a)..........................................     1,312,500
    259,000 Tubos de Acero de Mexico S.A. ADR...................     2,816,625
  1,000,000 Vitro S.A., Series A................................     1,697,973
                                                                  ------------
                                                                    21,006,132
                                                                  ------------
            Peru - 1.7%
    373,000 Banco Wiese ADR.....................................       442,937
    160,000 Credicorp Ltd. .....................................     1,760,000
    190,000 Southern Peru Copper Corp. .........................     2,743,125
                                                                  ------------
                                                                     4,946,062
                                                                  ------------
            Philippines - 3.4%
 52,000,000 Digital Telecommunications Phils., Inc.
             (Digitel)(a).......................................     3,204,213
    408,600 Metropolitan Bank & Trust Co. ......................     4,088,690
     90,000 Philippine Long Distance Telephone Co. .............     2,749,177
                                                                  ------------
                                                                    10,042,080
                                                                  ------------
            Poland - 3.3%
     88,200 Bank Rozwoju Eksportu S.A. .........................     2,771,679
    270,250 Budimex S.A.(a).....................................     1,581,616
    357,000 Telekomunikacja Polska S.A. GDR(a,c)................     2,516,850
    269,984 Zaclady Metali Lekkich Kety(a)......................     2,837,237
                                                                  ------------
                                                                     9,707,382
                                                                  ------------
            Romania - 0.3%
    140,000 Alro Slatina S.A. ..................................       830,022
                                                                  ------------

 Portfolio of Investments
 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Common and Preferred Stocks (continued)
            Russia - 6.0%
 18,000,000 Baskirenergo..........................................  $  1,314,000
     60,000 Chelyabink Suyazin- form..............................     1,245,000
 13,700,000 Irkutskenergo(a)......................................     1,394,660
    103,300 Lukoil Oil Co. ADR....................................     4,090,680
    575,970 Rostelecom ADR(a).....................................     5,651,673
    500,000 Surgutneftegaz ADR....................................     3,887,500
                                                                    ------------
                                                                      17,583,513
                                                                    ------------
            Singapore - 4.3%
    185,000 Asia Pulp & Paper Co. Ltd. ADR(a).....................     1,780,625
    410,000 City Developments Ltd. ...............................     2,625,195
    380,000 Cycle & Carriage Ltd. ................................     2,187,564
    260,000 Development Bank of Singapore Ltd. ...................     3,176,785
    405,000 United Overseas Bank Ltd. ............................     2,831,086
                                                                    ------------
                                                                      12,601,255
                                                                    ------------
            Slovakia - 2.2%
     24,280 Drotovna A.S.(a,b)....................................        55,379
      9,500 Nafta Gbely A.S. .....................................       111,375
     13,000 SES A.S.(a,b).........................................        32,913
    980,000 Slovakofarma A.S. GDR(c)..............................     3,454,500
    153,940 Slovnaft A.S.(a)......................................     2,036,475
    169,496 Vychodoslovenske Zeleziarne (VSZ) A.S.(a).............       695,876
                                                                    ------------
                                                                       6,386,518
                                                                    ------------
            Slovenia - 0.7%
    171,500 SKB Banka GDR(c)......................................     2,096,588
                                                                    ------------
            South Africa - 1.3%
     44,000 AngloGold Ltd. .......................................     1,895,766
    550,300 Standard Bank Investment Corp., Ltd. .................     1,819,287
                                                                    ------------
                                                                       3,715,053
                                                                    ------------
            Thailand - 8.0%
    390,000 Advanced Info. Service Public Co., Ltd. ..............     5,286,702
  3,900,000 Bank of Ayudhya Public Co., Ltd. .....................     2,669,784

                                                                       Value
   Shares                                                            (Note A1)
--------------------------------------------------------------------------------

            Thailand (continued)
  1,418,300 Bankok Bank Public Co., Ltd. (Foreign)(a)............   $  5,306,368
  1,600,000 Land & House Public Co., Ltd.........................      2,906,331
  1,900,000 Thai Airways International Public Co., Ltd.(a).......      3,580,046
  1,200,000 Thai Farmer's Bank Public Co., Ltd.(a)...............      3,708,825
                                                                    ------------
                                                                      23,458,056
                                                                    ------------
            Turkey - 0.2%
 34,186,800 Yapi ve Kredi Bankasi A.S. ..........................        494,568
                                                                    ------------
            Venezuela - 0.7%
    420,500 Mavesa, S.A. ADR.....................................      1,366,625
    247,833 Siderurgica Venezolana Sivensa ADR...................        743,425
                                                                    ------------
                                                                       2,110,050
                                                                    ------------
            Total -- Common Stocks (Cost $193,660,806)...........    262,863,449
                                                                    ------------
            Rights - 0.1%
            Korea - 0.1%
         70 Samsung Electronics Co.(a)...........................          3,508
        489 SK Telecom Co., Ltd.(a)..............................        237,846
                                                                    ------------
                                                                         241,354
                                                                    ------------
            Total -- Rights (Cost $0)............................        241,354
                                                                    ------------
            Warrants - 0.0%
            Singapore - 0.0%
     37,000 Asia Pulp & Paper Co. Ltd.(a) (Cost $0)..............         97,125
                                                                    ------------

 Portfolio of Investments
 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

    Face    Maturity                                                   Value
   Amount     Date                   Discount Rate                   (Note A1)
--------------------------------------------------------------------------------
            U.S. Government Obligations - 1.0%
            U.S. Treasury Bills - 1.0%
 $  123,000 07/22/99, 4.23%......................................   $    122,686
     40,000 07/29/99, 4.18%......................................         39,872
    511,000 08/05/99, 4.44%......................................        508,849
    101,000 09/09/99, 4.63%......................................        100,118
  2,181,000 09/23/99, 4.51%......................................      2,157,897
                                                                    ------------
            Total -- U.S. Government Obligations
             (Cost $2,928,998)....................................     2,929,422
                                                                    ------------
            TOTAL INVESTMENTS -- 91.2%
             (Cost $196,589,804)..................................   266,131,350
            Other Assets and Liabilities (Net) -- 8.8%............    25,657,660
                                                                    ------------
            NET ASSETS -- 100%....................................  $291,789,010
                                                                    ============

(a) Non-income producing securities.
(b) Fair valued securities--See Note A1. Total market value of fair valued securities owned at June 30, 1999 was $12,635,596 or 4.3% of net assets.
(c) 144A Security - Certain conditions for public sale may exist.
ADR American Depositary Receipt.
GDR Global Depositary Receipt.

                      Statements of Assets and Liabilities

 June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                    Emerging
                                                   International    Markets
                                                       Fund           Fund
                                                   -------------  ------------
ASSETS:
Investments, at Cost -- see accompanying
 portfolios......................................  $317,486,775   $196,589,804
                                                   ============   ============
Investments, at Value (Note A1)..................  $339,402,393   $266,131,350
Cash.............................................       581,664      3,116,602
Foreign Currency (Cost $87, $12,990).............            92         12,990
Receivable for Shares Sold.......................         2,000     25,870,000
Net Unrealized Gain on Foreign Currency Contracts
 (Note A3).......................................         2,558             --
Receivable for Investments Sold..................         8,897      2,192,523
Dividends Receivable.............................     1,323,489        626,985
Deferred Organization Costs (Note A5)............        25,258         25,255
Other Assets.....................................         5,222          1,017
                                                   ------------   ------------
 Total Assets....................................   341,351,573    297,976,722
                                                   ------------   ------------
LIABILITIES:
Payable for Investments Purchased................     1,461,161      5,760,599
Management Fees Payable (Note B).................       210,145        174,333
Administration Fees Payable......................        38,793         29,892
Custodian Fees Payable...........................        28,265         33,853
Professional Fees Payable........................        11,000         12,085
Net Unrealized Loss on Foreign Currency Contracts
 (Note A3).......................................            --        155,139
Accrued Expenses and Other Liabilities...........        10,789         21,811
                                                   ------------   ------------
 Total Liabilities...............................     1,760,153      6,187,712
                                                   ------------   ------------
Net Assets.......................................  $339,591,420   $291,789,010
                                                   ============   ============
NET ASSETS CONSIST OF:
Paid-in Capital..................................  $322,306,098   $244,380,195
Undistributed Net Investment Income..............     4,226,072      1,001,910
Accumulated Net Realized Loss....................    (8,855,757)   (23,053,095)
Unrealized Appreciation of Investments and
 Foreign Currency Translations...................    21,915,007     69,460,000
                                                   ------------   ------------
Net Assets.......................................  $339,591,420   $291,789,010
                                                   ============   ============
Shares of Beneficial Interest Outstanding
 (unlimited authorization, no par value).........    31,455,020     33,908,727
                                                   ============   ============
Net Asset Value Per Share........................  $      10.80   $       8.61
                                                   ============   ============

                            Statements of Operations

 Six Months Ended June 30, 1999 (Unaudited)

The accompanying notes are an integral part of the financial statements.

                                                                   Emerging
                                                    International   Markets
                                                        Fund         Fund
                                                    ------------- -----------
Investment Income:
Dividends..........................................  $ 5,051,884  $ 2,167,700
Interest...........................................      190,217      208,672
                                                     -----------  -----------
 Total Income......................................    5,242,101    2,376,372
                                                     -----------  -----------
Expenses:
Investment Advisory Fees (Note B):
 Basic Fees........................................    1,111,343    1,012,088
 Less: Fees Waived.................................      (47,998)    (153,391)
                                                     -----------  -----------
Investment Advisory Fees -- Net....................    1,063,345      858,697
Administration Fees................................      190,469      133,900
Custodian Fees.....................................      172,822      200,721
Professional Fees..................................       32,802       34,025
Trustees' Fees and Expenses (Note E)...............        4,740        3,776
Amortization of Organization Costs (Note A5).......        4,929        4,957
Miscellaneous Expenses.............................       31,086       29,318
                                                     -----------  -----------
Net Expenses.......................................    1,500,193    1,265,394
                                                     -----------  -----------
Net Investment Income..............................    3,741,908    1,110,978
                                                     -----------  -----------
Net Realized Gain (Loss):
Security Transactions..............................    8,503,062    4,265,409
Foreign Currency Transactions......................     (792,135)  (1,039,550)
                                                     -----------  -----------
 Net Realized Gain.................................    7,710,927    3,225,859
                                                     -----------  -----------
Net Change in Unrealized Appreciation
 (Depreciation) on:
Investments........................................   45,754,533   76,225,615
Foreign Currency Translations on Receivables and
 Payables..........................................         (606)     (82,974)
                                                     -----------  -----------
 Net Unrealized Appreciation.......................   45,753,927   76,142,641
                                                     -----------  -----------
Net Realized Gain and Unrealized Appreciation......   53,464,854   79,368,500
                                                     -----------  -----------
Net Increase in Net Assets Resulting from
 Operations........................................  $57,206,762  $80,479,478
                                                     ===========  ===========

                      Statements of Changes in Net Assets


The accompanying notes are an integral part of the financial statements.

                                                    International Fund
                                            ----------------------------------
                                            Six Months Ended
                                             June 30, 1999      Year Ended
                                              (Unaudited)    December 31, 1998
                                            ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................   $  3,741,908     $  4,317,254
Net Realized Gain (Loss)...................      7,710,927      (16,984,953)
Net Unrealized Appreciation
 (Depreciation)............................     45,753,927       (2,947,731)
                                              ------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.................     57,206,762      (15,615,430)
                                              ------------     ------------
Distributions:
Net Investment Income......................             --       (3,409,988)
Capital Gains..............................             --         (870,351)
                                              ------------     ------------
 Total Distributions.......................             --       (4,280,339)
                                              ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................     11,472,036      122,323,434
Net Asset Value on Reinvestment of
 Distributions.............................             --        3,944,493
Cost of Shares Redeemed....................     (9,673,789)     (12,751,236)
Transaction Fees...........................         93,733          312,901
                                              ------------     ------------
Increase in Net Assets from Capital Share
 Transactions..............................      1,891,980      113,829,592
                                              ------------     ------------
Net Increase in Net Assets.................     59,098,742       93,933,823
Net Assets:
 Beginning of Period.......................    280,492,678      186,558,855
                                              ------------     ------------
 End of Period.............................   $339,591,420     $280,492,678
                                              ============     ============
Undistributed Net Investment Income
 Included in End of Period Net Assets......   $  4,226,072     $    484,164
                                              ============     ============

                      Statements of Changes in Net Assets


The accompanying notes are an integral part of the financial statements.

                                                   Emerging Market Fund
                                            ----------------------------------
                                            Six Months Ended
                                             June 30, 1999      Year Ended
                                              (Unaudited)    December 31, 1998
                                            ---------------- -----------------
Increase (Decrease) in Net Assets
Operations:
Net Investment Income......................   $  1,110,978     $    892,127
Net Realized Gain (Loss)...................      3,225,859      (26,273,246)
Net Unrealized Appreciation................     76,142,641        2,773,758
                                              ------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations.................     80,479,478      (22,607,361)
                                              ------------     ------------
Distributions:
Net Investment Income......................             --         (428,686)
In Excess of Net Investment Income.........             --         (109,068)
                                              ------------     ------------
 Total Distributions.......................             --         (537,754)
                                              ------------     ------------
Capital Share Transactions (Note G):
Proceeds from Shares Sold..................     71,145,729      134,663,958
Net Asset Value on Reinvestment of
 Distributions.............................             --          493,293
Cost of Shares Redeemed....................     (3,030,264)      (7,386,982)
Transaction Fees...........................        523,334        1,325,368
                                              ------------     ------------
Increase in Net Assets from Capital Share
 Transactions..............................     68,638,799      129,095,637
                                              ------------     ------------
Net Increase in Net Assets.................    149,118,277      105,950,522
Net Assets:
 Beginning of Period.......................    142,670,733       36,720,211
                                              ------------     ------------
 End of Period.............................   $291,789,010     $142,670,733
                                              ============     ============
Undistributed (Distributions in Excess of)
 Net Investment Income Included in End of
 Period Net Assets.........................   $  1,001,910     $   (109,068)
                                              ============     ============

                              Financial Highlights

 For a Share Outstanding Throughout Each Period

The accompanying notes are an integral part of the financial statements.

                                                     International Fund
                          ------------------------------------------------------------------------
                          Six Months Ended
                           June 30, 1999      Year Ended        Year Ended        Period Ended
                            (Unaudited)    December 31, 1998 December 31, 1997 December 31, 1996*+
                          ---------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $   8.97         $   9.79          $  10.12            $10.12
                              --------         --------          --------            ------
Income from Investment
 Operations:
Net Investment Income...          0.12             0.14              0.10                --
Net Realized and
 Unrealized Gain
 (Loss).................          1.71            (0.81)            (0.25)               --
                              --------         --------          --------            ------
 Total from Investment
  Operations............          1.83            (0.67)            (0.15)               --
                              --------         --------          --------            ------
Less Distributions from:
Net Investment Income...            --            (0.11)            (0.08)               --
In Excess of Net
 Investment Income......            --               --                -- ++             --
Capital Gains...........            --            (0.04)            (0.10)               --
                              --------         --------          --------            ------
 Total Distributions....            --            (0.15)            (0.18)               --
                              --------         --------          --------            ------
Net Asset Value, End of
 Period.................      $  10.80         $   8.97          $   9.79            $10.12
                              ========         ========          ========            ======
Total Return............         20.40%            6.96 %          (1.46)%             0.00 %
Ratios and Supplemental
 Data:+
Net Assets, End of
 Period (in Thousands)..      $339,591         $280,493          $186,559            $4,296
Ratio of Expenses to
 Average Net Assets(1)..          1.00%**          1.00 %            1.00 %            1.00 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          2.52%**          1.82 %            1.84 %            3.50 %**
Portfolio Turnover
 Rate...................            23%              32 %              14 %               0 %
--------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.04%**          1.10 %            1.29 %           77.13 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          2.49%**          1.72 %            1.55 %          (72.63)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

                              Financial Highlights

 For a Share Outstanding Throughout Each Period

The accompanying notes are an integral part of the financial statements.

                                                   Emerging Markets Fund
                          ------------------------------------------------------------------------
                          Six Months Ended
                           June 30, 1999      Year Ended        Year Ended        Period Ended
                             (Unaudted)    December 31, 1998 December 31, 1997 December 31, 1996*+
                          ---------------- ----------------- ----------------- -------------------
Net Asset Value,
 Beginning of Period....      $   5.91         $   8.50           $ 10.12            $10.12
                              --------         --------           -------            ------
Income from Investment
 Operations:
Net Investment Income...          0.03             0.04              0.05                --
Net Realized and
 Unrealized Gain
 (Loss).................          2.67            (2.61)            (1.58)               --
                              --------         --------           -------            ------
 Total from Investment
  Operations............          2.70            (2.57)            (1.53)               --
                              --------         --------           -------            ------
Less Distributions from:
Net Investment Income...            --            (0.02)            (0.07)               --
In Excess of Net
 Investment Income......            --               -- ++             --                --
Capital Gains...........            --               --             (0.02)               --
                              --------         --------           -------            ------
 Total Distributions....            --            (0.02)            (0.09)               --
                              --------         --------           -------            ------
Net Asset Value, End of
 Period.................      $   8.61         $   5.91           $  8.50            $10.12
                              ========         ========           =======            ======
Total Return............         45.69%          (30.20)%          (15.11)%            0.00 %
Ratios and Supplemental
 Data:+
Net Assets, End of
 Period (in Thousands)..      $291,789         $142,671           $36,720            $5,233
Ratio of Expenses to
 Average Net Assets(1)..          1.25%**          1.25 %            1.50 %            1.50 %**
Ratio of Net Investment
 Income to Average Net
 Assets(1)..............          1.10%**          1.08 %            1.12 %            2.87 %**
Portfolio Turnover
 Rate...................            23%              44 %              15 %               0 %
--------------------------------------------
(1) Effect of voluntary expense limitation
    during the period:
 Ratio of Expenses to
  Average Net Assets....          1.40%**          1.68 %            2.18 %           65.28 %**
 Ratio of Net Investment
  Income (Loss) to
  Average Net Assets....          0.94%**          0.65 %            0.44 %          (60.91)%**

 * The Fund commenced operations on December 30, 1996.
** Annualized.
 + The per share amounts for the two day period ended December 31, 1996 are based on average outstanding shares.
++ Amount represents less than $0.01 per share.

                         Notes to Financial Statements

 June 30, 1999 (Unaudited)

Hansberger Institutional Series (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of June 30, 1999, the Trust was comprised of 2 separate active, diversified portfolios (individually referred to as a "Fund", collectively as the "Funds"). The International Fund and the Emerging Markets Fund, each a Fund of the Trust, commenced operations on De-cember 30, 1996.

The International Fund seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries. The Emerging Markets Fund seeks to achieve long-term capital growth through a pol-icy of investing primarily in publicly traded equity securities of companies located in emerging markets.

A. Accounting Policies: The following significant accounting policies are in conformity with generally accepted accounting principles for investment compa-nies. Such policies are consistently followed by the Trust in the preparation of the financial statements. Generally accepted accounting principles may re-quire management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could dif-fer from those estimates.

 1. Security Valuation: Equity securities listed on a U.S. exchange are val-ued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted se-curities and listed securities not traded on the valuation date for which market quotations are readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service which are based primarily on institutional size trading in similar groups of securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Debt secu-rities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. All other securities and assets for which market values are not readily available, including re-stricted securities and unlisted foreign securities, are valued at fair value as determined in good faith by the Board of Trustees, although the ac-tual calculations may be done by others.

 The Funds' investments in emerging markets or developing markets may subject the Funds to a greater degree of risk than in a developed market. Risks as-sociated with these developing markets, attributable to political, social or economic factors, may affect the price of the Funds' investments and income generated by these investments, as well as the Funds' ability to repatriate such amounts.

 2. Foreign Currency Translation: The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and lia-bilities denominated in a foreign currency are translated into U.S. dollars at the foreign currency exchange rates applicable on that day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transac-tions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities trans-actions and the difference between the amount of net investment income ac-crued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segre-gated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment in securities.

 3. Forward Currency Exchange Contracts: The Funds may enter into forward currency exchange contracts in connection with planned purchases or sales of securities or to hedge the value of some or all of a Fund's portfolio secu-rities. A forward currency contract is an agreement between two parties to purchase and sell currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in currency exchange rates applicable on that day. Forward currency contracts are marked-to-mar-ket daily using the forward foreign currency exchange rates applicable on that day or at such other rates as deemed appropriate. The change in value is re-corded by the Funds as an unrealized gain or loss. When a forward currency contract is extinguished, either by delivering the currency or by entering into another forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at settlement date. The Funds could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably rela-tive to the U.S. dollar.

 4. Taxes: It is each Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatri-ated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation as the income and/or capital gains are earned.

 5. Organizational Costs: The organizational costs of the Funds are being am-ortized on a straight-line basis over a period of five years beginning with each Fund's commencement of operations. Hansberger Global Investors, Inc. has agreed that in the event any of its initial shares in a Fund are re-deemed, the proceeds on redemption will be reduced by the pro-rata portion of any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the initial shares held at time of redemption.

 6. Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-date (except that certain dividends from for-eign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend date in the exercise of rea-sonable diligence) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Trust can be directly at-tributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets. Distribu-tions for the Funds are recorded on the ex-date. Income and capital gain distributions are determined in accordance with U.S. Federal income tax reg-ulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for organizational expenses.

 Permanent book and tax basis differences relating to shareholder distribu-tions may result in reclassifications to paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on invest-ments and foreign currency transactions. Undistributed net investment income
 (loss) and accumulated net realized gain (loss) may include temporary book and tax differences which should reverse in a subsequent period.

 Distributions in excess of tax basis earnings and profits will be reported in the Fund's financial statements as a return of capital. Furthermore, dif-ferences in the recognition or classification of income between the finan-cial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distribu-tions in excess of net investment income or in excess of accumulated net re-alized gains.

 Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net in-vestment income per share in the Financial Highlights.

B. Adviser: Hansberger Global Investors, Inc. (the "Adviser") provides each Fund with investment advisory services pursuant to an investment advisory agreement at a monthly fee calculated at the annual rate of 0.75% and 1.00% of average daily net assets of the International Fund and the Emerging Markets Fund, respectively. The Adviser has voluntarily agreed to reduce advisory fees payable to it and to reimburse the Funds, if necessary, if the annual operat-ing expenses, as defined, expressed as a percentage of average daily net as-sets, exceed the maximum ratios of 1.00% for the International Fund and 1.25% for the Emerging Markets Fund. The Adviser, at its discretion, may revise or discontinue the voluntary fee waivers and reimbursements at any time.

C. Administrator: Chase Global Funds Services Company (the "Administrator" or "CGFSC"), a subsidiary of The Chase Manhattan Bank, provides the Trust with ad-ministrative, dividend disbursing and transfer agent services pursuant to an Administrative Agreement (the "Agreement"). Under the Agreement the Trust pays the Administrator a monthly fee in proportion to the Funds' combined average daily net assets at the following annual rate: 0.12% of the first $500 million of average daily net assets, 0.08% for the next $500 million of average daily net assets, and 0.06% for average daily net assets over $1 billion. Certain em-ployees of CGFSC are officers of the Fund.

D. Custodian: The Chase Manhattan Bank serves as the Trust's custodian in ac-cordance with a custodian agreement. Custodian fees are computed and payable monthly based on assets held, investment purchases and sales activity, an ac-count maintenance fee, plus reimbursement for certain out-of-pocket expenses.

E. Trustee Fees: The Trust pays each Trustee, who is not also an officer or af-filiated person, an annual fee plus travel and other expenses incurred in at-tending Board meetings. Trustees who are also officers or affiliated persons receive no remuneration for their service as Trustees.

Expenses for the six months ended June 30, 1999, include legal fees paid to Morgan, Lewis & Bockius LLP. A partner of that firm is a Trustee to the Trust.

F. Purchases and Sales: For the six months ended June 30, 1999, purchases and sales of investment securities other than long-term U.S. Government securities and short-term investments were:

Fund                                                      Purchases     Sales
----                                                     ----------- -----------
International Fund...................................... $70,532,635 $67,633,459
Emerging Markets Fund...................................  91,685,227  44,048,365

There were no purchases or sales of long-term U.S. Government securities during the six months ended June 30, 1999.

During the six months ended June 30, 1999, the Funds paid brokerage commissions to J.M. Sassoon and Salomon Smith Barney, affiliated broker/dealers, as fol-lows:

Fund                                           J.M. Sassoon Salomon Smith Barney
----                                           ------------ --------------------
International.................................       --             4,550
Emerging Markets..............................    3,226            27,327

G. Capital Share Transactions: Transactions in fund shares for the periods in-dicated below:

                                       International           Emerging
                                           Fund              Markets Fund
                                   --------------------- ---------------------
                                   Six Months    Year    Six Months    Year
                                     Ended      Ended      Ended      Ended
                                    06/30/99   12/31/98   06/30/99   12/31/98
                                   ---------- ---------- ---------- ----------
Shares sold.......................  1,240,452 13,156,398 10,257,441 20,995,902
Shares issued on reinvestment of
 distributions....................         --    427,557         --     84,036
Shares repurchased................  1,047,885  1,372,479    483,944  1,264,492
                                   ---------- ---------- ---------- ----------
Increase..........................    192,567 12,211,476  9,773,497 19,815,446
Fund shares:
Beginning of period............... 31,262,453 19,050,977 24,135,230  4,319,784
                                   ---------- ---------- ---------- ----------
End of period..................... 31,455,020 31,262,453 33,908,727 24,135,230

New shareholders are charged a transaction fee in connection with each purchase and redemption of shares of each Fund. The transaction fee is 0.50% for the In-ternational Fund and 1.00% for the Emerging Markets Fund. The transaction fee is not a sales charge and is retained by the Funds. The fee does not apply to and is not charged in connection with exchanges from one Fund to another, cer-tain insignificant transactions, including the reinvestment of dividends or capital gain distributions, or transactions involving shareholders who previ-ously purchased shares that were not subject to the transaction fee.

H. Other: At June 30, 1999, cost, unrealized appreciation, unrealized (depreci-ation), and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of the Portfolio were:

                                                                        Net
                                         Unrealized    Unrealized    Unrealized
Fund                           Cost     Appreciation (Depreciation) Appreciation
----                       ------------ ------------ -------------- ------------
International Fund........ $317,486,775 $56,608,045   $(34,692,427) $21,915,618
Emerging Markets Fund.....  196,589,804  81,622,624    (12,081,078)  69,541,546

From time to time, certain Funds of the Trust have shareholders that hold a significant portion of a Fund's outstanding shares. Investment activities of these shareholders could have a material impact on those Funds.